EXHIBIT (10) (O)

                                                         As of November 13, 1996

IGI, Inc. and Subsidiaries
Wheat Road and Lincoln Avenue
Buena, New Jersey  08310

                  Re:      Fourth Amendment to Second Amended
                           and Restated Loan Agreement

Dear Sirs:

         Reference is made to the Second Amended and Restated Loan Agreement, dated as of December 13, 1995, by and among Fleet Bank-NH, Mellon Bank, N.A., and IGI, Inc. and certain of its subsidiaries (as heretofore amended, the "Loan Agreement"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Loan Agreement.

         This will confirm our agreement to amend the Loan Agreement, as follows:

         1. Certain Amendment. Section 5.08 of the Loan Agreement is hereby amended so as to read in full as follows:

               "Section 5.08. Net Income. In each quarter of each Fiscal Year as set forth below, achieve Net Income of not less than the minimum amount set forth below for such fiscal quarter:

       Quarter Ending                              Minimum Net Income
       --------------                              ------------------

       September 30, 1996                          $100,000
       December 31, 1996                           $300,000
       March 31, 1997                              $500,000
       June 30, 1997                               $500,000
       September 30, 1997                          $500,000
       December 31, 1997                           $500,000
       March 31, 1998                              $625,000"
         and each quarter
         thereafter

         Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement shall remain unmodified and in full force and effect.

         Kindly confirm the Borrowers' agreement to the foregoing by countersigning a counterpart copy of this letter in the spaces provided below.

                                         Very truly yours,

                                         FLEET BANK-NH


                                         By:___________________________________


                                         MELLON BANK, N.A.


                                         By:___________________________________

Acknowledged, Confirmed
and Agreed to:

IGI, INC.

By:___________________________________

IGEN, INC.

By:___________________________________

IMMUNOGENETICS, INC.

By:___________________________________

BLOOD CELLS, INC.

By:___________________________________